UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 25, 2009

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.

Idaho Power Company
Form 8-K

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2009, Idaho Power Company (“IPC”) entered into a Terms Agreement (the “Terms Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., RBC Capital Markets Corporation, and Piper Jaffray & Co., as purchasers, whereby Idaho Power Company agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $100,000,000 aggregate principal amount of Idaho Power Company’s First Mortgage Bonds, Secured Medium-Term Notes, Series H, 6.15% Series due 2019 (the “Bonds”).  The Bonds are expected to be issued on March 30, 2009, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated April 3, 2008, between IPC and each of Banc of America Securities LLC, BNY Capital Markets, Inc., J.P. Morgan Securities Inc., KeyBanc Capital Markets Inc., Lazard Capital Markets LLC, Piper Jaffray & Co., RBC Capital Markets Corporation, SunTrust Robinson Humphrey, Inc., Wachovia Capital Markets, LLC, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC.

The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The Terms Agreement is filed as Exhibit 1.1 hereto.  The Selling Agency Agreement was previously filed as an exhibit to IPC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2008.

ITEM 8.01     OTHER EVENTS

Idaho Water Management Issues

On March 25, 2009, IPC and the State of Idaho (“State”) entered into a settlement agreement with respect to the 1984 Swan Falls Agreement and IPC’s water rights under the Swan Falls Agreement, which settlement agreement is subject to certain conditions discussed below.  The settlement agreement will also resolve litigation between IPC and the State relating to the Swan Falls Agreement that was filed by IPC on May 10, 2007 with the Idaho District Court for the Fifth Judicial Circuit, which has jurisdiction over Snake River Basin Adjudication (“SRBA”) matters.

The settlement agreement resolves the pending litigation by clarifying that IPC’s water rights in excess of minimum flows at its hydroelectric facilities between Milner Dam and Swan Falls Dam are subordinate to future upstream beneficial uses, including aquifer recharge.  The agreement commits the State and IPC to further discussions on important water management issues concerning the Swan Falls Agreement and the management of water in the Snake River Basin. It also recognizes that water management measures that enhance aquifer levels, springs and river flows, such as aquifer recharge projects, benefit both agricultural development and hydropower generation and deserve study to determine their economic potential, their impact on the environment and their impact on hydropower generation. These will be a part of the Comprehensive Aquifer Management Plan (“CAMP”), recently approved by the Idaho Water Resource Board, which includes limits on the amount of aquifer recharge.  IPC is a member of the CAMP advisory committee.

The settlement agreement is subject to approval by the SRBA court.  The agreement is also contingent upon the State legislature passing related legislation and the subsequent execution of a memorandum of agreement among IPC, the Governor and the Idaho Water Resource Board relating to future aquifer recharge efforts with further assurances as to limitations on the amount of aquifer recharge.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are forward-looking statements within the meaning of federal securities laws.  Although IDACORP and IPC believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include: the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Federal Energy Regulatory Commission affecting our ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations including new interpretations by oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdiction; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations, and policies including changes in law and compliance with environmental, natural resources, endangered species and safety laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities including performance below expected levels, breakdown or failure of equipment, availability of transmission and fuel supply; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2008, and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Number	Description

1.1

Terms Agreement dated March 25, 2009 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., RBC Capital Markets Corporation, and Piper Jaffray & Co., as purchasers

5.1	Opinion of Thomas R. Saldin, Esq., dated March 25, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

5.2	Opinion of Dewey & LeBoeuf LLP, dated March 25, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

23.1	Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  March 27, 2009

IDACORP, Inc.

By:	/s/ Thomas R. Saldin
Thomas R. Saldin
Senior Vice President and
General Counsel

IDAHO POWER COMPANY

By:	/s/ Thomas R. Saldin
Thomas R. Saldin
Senior Vice President and
General Counsel

INDEX TO EXHIBITS

Number	Description

1.1

Terms Agreement dated March 25, 2009 between Idaho Power Company and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., RBC Capital Markets Corporation, and Piper Jaffray & Co., as purchasers

5.1	Opinion of Thomas R. Saldin, Esq., dated March 25, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

5.2	Opinion of Dewey & LeBoeuf LLP, dated March 25, 2009, filed in connection with Registration Statement on Form S-3 (File No. 333-147807)

23.1	Consent of Thomas R. Saldin, Esq. (included in Exhibit 5.1)

23.2	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.2)